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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                 Date of Report:  June 24, 1994




                         U S WEST, INC.


A Colorado       Commission File      IRS Employer Identification
Corporation      Number 1-8611        No. 84-0926774


        7800 East Orchard Road, Englewood, Colorado 80111


                 Telephone Number (303) 793-6500









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Item 7.  Exhibits

     4.1 Termination Agreement and Guarantee (the "Agreement") made and entered into on the 24th day of June, 1994, by and among U S WEST, Inc., U S WEST Capital Corporation, and
U S WEST Financial Services, Inc. The Agreement terminates the Amended and Restated Support and Capital Subscription Agreement dated as of January 5, 1990 which is incorporated by reference in Registration Statements (Nos. 33-30041, 33-30041-01, 33-25538,
and 33-25538-01) on Form S-3 of U S WEST, Inc. and U S WEST Financial Services, Inc. (Exhibit 4 to Form SE filed on April 20, 1990, File No. 1-8611).

     4.2     Second Supplemental Indenture dated as of June 24,
1994, among U S WEST Financial Services, Inc., U S WEST, Inc., and The Chase Manhattan Bank, N.A.


































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                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U S WEST, Inc.

                                    /s/ STEPHEN E. BRILZ

                                    By __________________________
                                       Stephen E. Brilz
                                       Senior Attorney and
                                       Assistant Secretary

Dated:  June 24, 1994